SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 24, 1999


                            THE WESTWOOD GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                    0-1590                   04-1983910
State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                           Identification Number)

                190 V.F.W. Parkway
              Revere, Massachusetts                         02151
           (Address of principal executive               (Zip Code)
                     offices)

        Registrant's telephone number, including area code (781) 284-2600

Item 2.  Acquisition or Disposition of Assets

         On September 24, 1999, The Westwood Group, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Charles F. Sarkis (the "Buyer"), pursuant to which the Buyer purchased 450,518 shares of common stock ("Shares") of Back Bay Restaurant Group, Inc., a Delaware corporation ("BBRG"), owned by the Company, for an aggregate purchase price of $2,703,108 (the "Purchase Price"). In exchange for the delivery of the Shares, the Buyer delivered a promissory note (the "Note") in the amount of the Purchase Price and a stock pledge agreement relating to the Shares. Under the terms of the Note, fifty percent (50%) of the Purchase Price is payable on November 30, 1999 and the remaining fifty percent (50%) is payable in four (4) equal annual installments. Interest on the Note will accrue at an annual rate of nine and one-half percent (9 1/2%).

         The Stock Purchase Agreement was approved by the Company's Board of Directors, including the disinterested member of the Company's Board of Directors. The Board of Directors determined that the $6.00 per Share valuation negotiated with the Buyer was fair and in the best interest of the Company's stockholders based upon a fairness opinion delivered by its financial advisor (the "Fairness Opinion").

         Simultaneously with the execution of the Stock Purchase Agreement, the Company entered into a Stock Repurchase Agreement with BBRG (the "Stock Repurchase Agreement"), pursuant to which BBRG repurchased 222,933 Shares from the Company in exchange for the cancellation of a certain promissory note, dated May 2, 1994, issued by the Company in favor of BBRG in the principal amount of $970,000 and any and all accrued and unpaid interest accrued thereon. The $6.00 per Share valuation negotiated with BBRG in this transaction was also determined by the Board of Directors of the Company to be fair and in the best interest of the Company's stockholders based upon the Fairness Opinion.

         The Buyer is the Chairman and a majority stockholder of the Company and the President, Chief Executive Officer and sole director of BBRG. Immediately prior to consummation of the transactions contemplated by the Stock Purchase Agreement and Stock Repurchase Agreement, the Company was the majority stockholder of BBRG.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements of Business Acquired.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Pursuant to the instructions to Item 7 of Form 8-K, the following unaudited financial information required by Item 7(b) is attached to this filing:

                              (i)The Westwood Group, Inc.and Subsidiaries
                                 Pro Forma Condensed Consolidated Balance Sheet at June 30, 1999

                              (ii) The Westwood Group, Inc. and Subsidiaries
                                   Pro Forma Condensed Consolidated Income
                                   Statement at June 30, 1999

                              (iii) The Westwood Group, Inc.
                                    and Subsidiaries Pro Forma Condensed
                                    Consolidated Income Statement
                                     at December 31, 1998


                  (c)      Exhibits

                           2.1*+ Stock Purchase Agreement, dated as of September 24, 1999, by and between Charles F. Sarkis and The Westwood Group, Inc.

                           2.2*+ Stock Repurchase Agreement, dated as of September 24, 1999, by and between Back Bay Restaurant Group, Inc. and The Westwood Group, Inc.

                           99.1* The Westwood Group, Inc.and Subsidiaries
                                 Pro Forma Condensed Consolidated Balance Sheet at June 30, 1999

                           99.2* The Westwood Group, Inc. and Subsidiaries
                                   Pro Forma Condensed Consolidated Income
                                   Statement at June 30, 1999

                           99.3* The Westwood Group, Inc.
                                    and Subsidiaries Pro Forma Condensed
                                    Consolidated Income Statement
                                     at December 31, 1998


--------
* Filed herewith.

+ In accordance with Item 601(b)(2) of Regulation S-K, the exhibits to this Exhibit have been omitted and a list briefly describing the exhibits is contained in the Exhibit. The Registrant will furnish supplementally a copy of any omitted exhibit to the Commission upon request.





                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WESTWOOD GROUP, INC.


Date: October 8, 1999                   By:  /s/ Richard P. Dalton
                                           -----------------------
                                           Richard P. Dalton
                                           President

                                  Exhibit Index

          2.1 Stock Purchase Agreement, dated as of September 24, 1999, by and between Charles F.Sarkis and The Westwood Group, Inc.

          2.2 Stock Repurchase Agreement, dated as of September 24, 1999, by and between Back Bay Restaurant Group, Inc. and The Westwood Group, Inc.

         99.1*      The Westwood Group, Inc.and Subsidiaries
                    Pro Forma Condensed Consolidated Balance Sheet at June 30, 1999

         99.2* The Westwood Group, Inc. and Subsidiaries
               Pro Forma Condensed Consolidated Income
               Statement at June 30, 1999

        99.3* The Westwood Group, Inc.
              and Subsidiaries Pro Forma Condensed
              Consolidated Income Statement
              at December 31, 1998